U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K /A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

August 7, 2009

Commission file number 001-10196

STUDIO ONE MEDIA, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	23-2517953
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

7650 E. Evans Rd., Suite C
Scottsdale, Arizona  85260

(Address of principal executive offices) (Zip Code )

(480) 556-9303

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANTORY NOTE:

The Form 8-K filed September 9, 2009 (SEC Accession No. 000199835-09-000533) should have been filed as a Form 8-K/A with a period of report of August 7, 2009.  This Form 8-K/A is filed September 10, 2009 to correct this error.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)           On August 11, 2009, the Registrant filed a report on Form 8-K that its Board of Directors had received notice on August 7, 2009, from Moore & Associates, Chartered (“Moore”), the independent registered public accounting firm of the Registrant, that Moore was discontinuing its practice as a PCAOB-registered auditing firm effective immediately.  On the same date, August 7, 2009, the accounting firm of Seale and Beers, CPAs was engaged as the Registrant’s new independent registered public accounting firm.  The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the disengagement of Moore and the engagement of Seale and Beers, CPAs, as its independent auditor.

On August 27, 2009, the Public Company Accounting Oversight Board ("PCAOB") revoked the registration of Moore because of violations of PCAOB rules and auditing standards in auditing financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation.  Notice of such revocation was received by the Registrant on September 7, 2009, from the Securities and Exchange Commission (“SEC”).  Prior to receipt of such notice, the Registrant had no knowledge of any issues involving Moore and the PCAOB or the SEC.

The registrant has requested that Moore furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  At this point in time, the Registrant has been unable to obtain an amended Exhibit 16.1 letter from Moore.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)	Not Applicable.

b)	Not Applicable.

c)	Exhibits

No.	Exhibits
16.1	Letter from Moore & Associates, Chartered, dated August 7, 2009, to the Securities and Exchange Commission regarding statements included in this Form 8-K (1)

(1) Incorporated by reference to the exhibit to the registrant’s current report on Form 8-K, filed August 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 10, 2009

By:	/s/ Kenneth R. Pinckard
Name:	Kenneth R. Pinckard
Title:	Vice President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
16.1	Letter from Moore & Associates, Chartered, dated August 7, 2009, to the Securities and Exchange Commission regarding statements included in this Form 8-K (1)

(1)	Incorporated by reference to the exhibit to the registrant’s current report on Form 8-K, filed August 11, 2009